Exhibit 99.1
Knight-Swift Transportation Holdings Inc. Announces Proposed Private Placement of
$1.0 Billion of Convertible Senior Notes
PHOENIX--(BUSINESS WIRE)-- Knight-Swift Transportation Holdings Inc. (NYSE:KNX) (the “Company” or “Knight-Swift”), one of North America’s largest and most diversified freight transportation companies, announced today that it intends to offer, subject to market conditions and other factors, $1.0 billion aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Knight-Swift also intends to grant the initial purchasers of the notes an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $150.0 million aggregate principal amount of the notes.
The notes will be general senior unsecured obligations of Knight-Swift and will accrue interest payable semiannually in arrears. Upon conversion, Knight-Swift will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Knight-Swift’s common stock or a combination of cash and shares of Knight-Swift’s common stock, at Knight-Swift’s election, in respect of the remainder, if any, of Knight-Swift’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.
Knight-Swift expects to use the net proceeds from the offering to pay the cost of the capped call transactions described below, to repay all $300 million principal amount outstanding under its term loan due 2027, to repay $400 million of the $700 million principal amount outstanding under its term loan due 2030 (the “2025 Term Loan A-1”) and, to the extent of any remaining proceeds, to repay a portion of the principal amount outstanding under its revolving line of credit (the “Revolver”). If the initial purchasers exercise their option to purchase additional notes, Knight-Swift expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties (as defined below), repay additional principal amounts outstanding under the Revolver, and, to the extent of any remaining proceeds, repay additional principal amounts outstanding under the 2025 Term Loan A-1.
In connection with the pricing of the notes, Knight-Swift expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of Knight-Swift’s common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to Knight-Swift’s common stock upon any conversion of notes and/or offset any cash payments Knight-Swift is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.
In connection with establishing their initial hedges of the capped call transactions, Knight-Swift expects that the option counterparties or their respective affiliates will purchase shares of Knight-Swift’s common stock and/or enter into various derivative transactions with respect to Knight-Swift’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Knight-Swift’s common stock or the notes at that time.
In addition, Knight-Swift expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Knight-Swift’s common stock and/or purchasing or selling Knight-Swift’s common stock or other securities of Knight-Swift in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or, to the extent Knight-Swift exercises the relevant election under the capped call transactions, following any repurchase or redemption of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Knight-Swift’s common stock or the notes which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, this could affect the number of shares and value of the consideration, if any, that a holder of notes will receive upon conversion of its notes.
The notes and any shares of Knight-Swift’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
About Knight-Swift
Knight-Swift is one of North America’s largest and most diversified freight transportation companies providing multiple full truckload, less-than-truckload, intermodal, and logistics services. Knight-Swift uses a nationwide network of business units and terminals in the United States and Mexico to serve customers throughout North America. In addition to operating one of the country's largest tractor fleets, Knight-Swift also contracts with third-party equipment providers to provide a broad range of truckload services to our customers while creating quality driving jobs for our driving associates and successful business opportunities for independent contractors.
Forward-Looking Statements
Any statements made in this release that are not based on historical fact are forward-looking statements, including statements concerning the proposed terms of the notes and capped call transactions, the completion, timing and size of the proposed offering of the notes and capped call transactions, the anticipated use of proceeds from the offering and the grant of the option to the initial purchasers. Any forward-looking statements made in this release represent management’s best judgment as to what may occur in the future. However, Knight-Swift’s actual outcome and results are not guaranteed and are subject to certain risks, uncertainties and assumptions (“Future Factors”), and may differ materially from what is expressed. For a description of Future Factors that could cause actual results to differ materially from such forward-looking statements, see the discussion under the section “Risk Factors” included in Knight-Swift’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission (the “SEC”) and other filings that Knight-Swift makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date on which they were made. Knight-Swift undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.
Contacts
Adam Miller, Chief Executive Officer
Andrew Hess, Chief Financial Officer
Brad Stewart, Treasurer and SVP
(602) 606-6349

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